UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2019
______________________
Open Text Corporation
(Exact name of Registrant as specified in its charter)
______________________

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
Agreement and Plan of Merger
On November 10, 2019, Open Text Corporation (“OpenText”) and Coral Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of OpenText (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Carbonite, Inc., a Delaware corporation (“Carbonite”), pursuant to which, and on the terms and subject to the conditions thereof, among other things, Merger Sub will commence a tender offer (the “Offer”) no later than November 25, 2019, to acquire all of the outstanding shares of common stock of Carbonite (“Shares”), at a purchase price of $23.00 per share in cash, without interest (the “Offer Price”). The Board of Directors of each of Carbonite, Open Text, and Merger Sub unanimously approved the transaction and the transaction is not subject to a financing condition.
The obligation of Merger Sub to purchase Shares pursuant to the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including (i) that there shall have been validly tendered and not subsequently validly withdrawn a number of Shares that, considered together with all other Shares, if any, beneficially owned by OpenText and affiliated entities, represents one more Share than 50% of the total number of Shares outstanding, immediately following consummation of the Offer, (ii) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired, (iii) the German competition authority (Bundeskartellamt) shall have adopted a decision to authorize, not to oppose, or not to exercise jurisdiction over, the transactions contemplated by the Merger Agreement under the German Act Against Restraints of Competition, (iv) no occurrence of a Company Material Adverse Effect (as defined in the Merger Agreement) and (iv) other customary conditions.
Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into Carbonite (the “Merger”), with Carbonite surviving the Merger as a wholly-owned subsidiary of OpenText, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law, without any stockholder approvals.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.
Additional Information
The tender offer described in this Current Report on Form 8-K has not yet commenced.
This Current Report on Form 8-K is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. At the time the tender offer is commenced, OpenText and its wholly-owned subsidiary, Coral Merger Sub Inc., intend to file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO containing an offer to purchase, a form of letter of transmittal and other documents relating to the tender offer, and Carbonite intends to file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. OpenText, Coral Merger Sub Inc. and Carbonite intend to mail these documents to the Carbonite stockholders. Investors and shareholders should read those filings carefully when they become available as they will contain important information about the tender offer. Those documents as well as OpenText’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at OpenText’s website at www.opentext.com. The website address of OpenText is included in this Current Report as an inactive textual reference only. The information contained on this website is not incorporated by reference in this Current Report and should not be considered to be a part of this Current Report. The offer to purchase and related materials may also be obtained (when available) for free by contacting the information agent to be named for the tender offer.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K, including statements regarding OpenText’s plans, objectives, expectations and intentions relating to the acquisition, the acquisition’s expected contribution to OpenText’s results, financing and closing of the acquisition, as well as the expected timing and benefits of the acquisition, impact on future financial performance including in respect of annual recurring revenues, cloud growth, adjusted EBITDA, cash flows, earnings and dividends and preservation of credit ratings, may contain words considered forward-looking statements or information under applicable securities laws. These statements are based on OpenText's current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which the company operates. These statements are subject to important assumptions, risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. OpenText's assumptions, although considered reasonable by the company at the date of this filing, may prove to be inaccurate and consequently its actual results could differ materially from the expectations set out herein.
For additional information with respect to risks and other factors, which could occur, see OpenText's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC (which are available at the SEC’s website at www.sec.gov) and other securities regulators. Unless otherwise required by applicable securities laws, OpenText disclaims any intention or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.01	Regulation FD Disclosure.

On November 11, 2019, OpenText issued a press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is being furnished herewith as Exhibit 99.1.
This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated by reference in any filing made by OpenText under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 10, 2019, by and among Open Text Corporation, Coral Merger Sub Inc. and Carbonite, Inc.
99.1	Press Release issued by Open Text Corporation on November 11, 2019
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
 *Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. OpenText agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

November 12, 2019	By:	/s/ GORDON A. DAVIES
Gordon A. Davies EVP, CLO and Corporate Development

Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 10, 2019, by and among Open Text Corporation, Coral Merger Sub Inc. and Carbonite, Inc.
99.1	Press Release issued by Open Text Corporation on November 11, 2019
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 *Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. OpenText agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.